Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF AUGUST
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                            MONTH: AUGUST 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP            GROUP           GROUP       TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --    2,818,770.34              --              --               --         6,459.76

RECEIPTS
  STUDENT FEES                          316,651.52          327.00
  CHARTER SCHOOL REVENUE                                                                                                          --
  ACCOUNTS RECEIVABLE                           --
  INTEREST                                                  808.21
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                      316,651.52              --      422,933.06       248,565.50               --
  OTHER (ATTACH LIST)

      TOTAL RECEIPTS                    316,651.52      317,786.73              --      422,933.06       248,565.50               --

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                --       12,843.82              --       86,760.31       133,433.69         6,351.75
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS       316,651.52    1,256,558.56                                                                --
  PAYMENTS MADE FOR SUNRISE EDU.                        326,632.67                      336,232.75       115,131.81
  OTHER (VOIDS)

REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS

     TOTAL DISBURSEMENTS                316,651.52    1,596,035.05              --      422,993.06       248,565.50         6,351.75
                                      ------------   -------------     -----------    ------------     ------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --    1,540,522.02              --              --               --           108.01
                                      ============   =============     ===========    ============     ============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE        NE CAPITAL
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118       RESERVE             TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      417,731.01                 --       3,242,961.11

RECEIPTS
  STUDENT FEES                                                                                                  316,978.52
  CHARTER SCHOOL REVENUE                                                                                                --
  ACCOUNTS RECEIVABLE                                                                                                   --
  INTEREST                                                                    493.44                              1,301.65
  SALE OF ASSETS                                                                  --                                    --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                           585,000.00       1,573,210.08
  OTHER (ATTACH LIST)                                                                                                   --

      TOTAL RECEIPTS                             --               --          493.44         585,000.00       1,891,490.25

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                                239,389.57
  CAPITAL IMPROVEMENTS                                                                                                  --
  PRE-PETITION DEBT                                                                                                     --
  TRANSFERS TO OTHER DIP ACCOUNTS                --                                                           1,573,210.08
  PAYMENTS MADE FOR SUNRISE EDU                                                                                 777,997.23
  OTHER (VOIDS)                                                                                                         --

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --

     TOTAL DISBURSEMENTS                         --               --              --                 --       2,590,596.88
                                       ------------    -------------   -------------      -------------      -------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      418,224.45         585,000.00       2,543,854.48
                                       ============    =============   =============      =============      =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                               2,590,596.88
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                  (1,573,210.08)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                   (777,997.23)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                            239,389.57
                                                                                                          ================

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDING AUGUST 31, 2001

REVENUE
Tuition and Fees Revenue                                           $         --
Refunds/Returns                                                       (1,908.12)
Discounts                                                                    --
                                                                   ------------

Total Revenue                                                         (1,908.12)
                                                                   ------------

OPERATIONAL COSTS
Salaries and Wages                                                    21,076.76
Taxes and Benefits                                                     5,639.08
Food Programs Expense                                                  5,602.84
Maintenance Expense                                                   17,585.80
Insurance Expense                                                      2,929.77
Rent Expense                                                           2,982.70
Utilities Expense                                                            --
                                                                   ------------

Total Operational Costs                                               55,816.95
                                                                   ------------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                           112.60
Corporate Overhead                                                    92,772.09
Corporate Overhead Allocated to Sunrise                              (46,386.00)
Other Expenses                                                               --
                                                                   ------------

Total General and Administrative Expenses                             46,498.69
                                                                   ------------

Other Income                                                          14,552.19
Interest Expense                                                     (82,993.30)
                                                                   ------------

Net Interest and Other Income (Expense)                              (68,441.11)
                                                                   ------------

Reorganization Expenses
Professional Fees                                                    103,694.63
Professional Fees Allocated to Sunrise                               (51,847.00)
                                                                   ------------

Total Reorganization Expenses                                         51,847.63
                                                                   ------------

Net Income                                                         $(224,512.50)
                                                                   ============

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                                  BALANCE SHEET
                                 AUGUST 31, 2001


ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 2,277,711.48
Accounts Receivable, net                                               1,841.67
Note Receivable from Nobel                                                   --
Prepaid Rent                                                           6,400.00
Other Prepaid Expenses                                                       --
                                                                 --------------

Total Current Assets                                               2,285,953.15

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                               --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $22,770,770.21
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    11,648.49
Accrued Payroll and Benefits                                       1,029,600.08
Accrued Payroll Taxes                                                        --
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          1,926,389.31
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,797.38
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,540,257.35
Long-Term Debt                                                     1,696,967.85
                                                                 --------------

Total Pre-Petition Liabilities                                    16,941,345.23
                                                                 --------------

Due to Sunrise                                                     3,076,509.41
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        3,594,608.27
                                                                 --------------

Total Liabilities                                                 22,462,342.81
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,335,805.21
Post Petition Retained Deficit                                    (5,027,377.81)
                                                                 --------------

Total Shareholders' Equity                                           308,427.40
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $22,770,770.21
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                        STATUS OF ASSETS

                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                          TOTAL      DAYS       DAYS    DAYS
-------------------                          -----      ----       ----    ----
TOTAL ACCOUNTS RECEIVABLE                    1,842      1,842       --      --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         --                          --
ACCOUNTS RECEIVABLE (NET)                    1,842      1,842       --      --

                               SCHEDULED                                 CURRENT
FIXED ASSETS                    AMOUNT       ADDITIONS     DELETIONS      AMOUNT
------------                   ---------     ---------     ---------      ------

REAL PROPERTY                  1,867,408                   1,867,408        (0)

BUILDING IMPROVEMENTS/PLANT      846,395        16,066       862,461        (0)
ACCUMULATED DEPRECIATION        (136,823)      (33,112)     (169,935)        0
NET BUILDINGS/PLANT              709,573       (17,047)      692,526        (0)

EQUIPMENT                      5,466,149        11,637     5,477,786        (0)
ACCUMULATED DEPRECIATION      (2,404,930)     (533,426)   (2,938,357)        0
NET EQUIPMENT                  3,061,218      (521,789)    2,539,429        (0)

AUTOS & VEHICLES                 557,586                     557,586        --
ACCUMULATED DEPRECIATION        (259,791)      (65,272)     (325,063)        0
NET AUTOS & VEHICLES             297,795       (65,272)      232,523         0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

        POSTPETITION
     UNPAID OBLIGATIONS           TOTAL       0-30      31-60    61-90     91+
     ------------------         ---------   ---------   -----    -----    ------
ACCOUNTS PAYABLE                   11,648      (2,286)     --       --    13,935
TAXES PAYABLE                       5,348       5,348
ACCRUED SALARIES AND BENEFITS   1,029,600   1,029,600
PREPAID TUITION AND DEPOSITS      885,141     885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----    -----    ------
TOTAL POST-PETITION
     LIABILITIES                1,931,737   1,917,802      --       --    13,935
                                =========   =========   =====    =====    ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                      AMOUNT PD        TOTAL PD
NAME                      REASON FOR PAYMENT          THIS MONTH        TO DATE
----                      ------------------          ----------      ----------
Lucian Spataro       Wages and Exp. Reimbursement             --      129,134.79
Ernie Recsetar       Wages                                    --       22,000.00
Michael Lynch        Wages and Exp. Reimbursement      15,770.60      169,434.08
Gary Lilyquist       Wages and Exp. Reimbursement             --       80,239.99
                                                       ---------      ----------
TOTAL PAYMENTS TO INSIDERS                             15,770.60      400,808.86
                                                       =========      ==========

                                  PROFESSIONALS

                         DATE OF COURT                                            TOTAL
                       ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID   INCURRED
NAME                       PAYMENT         APPROVED       PAID        TO DATE    & UNPAID
----                       -------         --------       ----        -------    --------
Bryan Cave                                 59,807.61    59,807.61   226,784.47
Engleman & Berger, PC                       5,792.20     5,792.20    87,882.08

CASE NUMBER: B-00-10938-ECF-RTB                                      CASE STATUS

QUESTIONNAIRE
                                                            YES              NO
                                                            ---              --

HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                     NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                   NO

ARE ANY WAGE PAYMENTS PAST DUE?                                              NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                  NO

CURRENT NUMBER OF EMPLOYEES: 6

INSURANCE

                     CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER   COVERED       DATE      & FREQUENCY
--------------      -------------   -------       ----      -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                    TOTAL FOR
                                                                   AUGUST 2001
                                                                  -------------

BEGINNING FUNDS AVAILABLE:                                        $3,242,961.11
                                                                  -------------

Cash In:   Telecheck                                              $      327.00
           Credit Card Deposit (Preschools)                           12,201.30
           Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Preschools)                             287,342.15
           Regular Deposits (Private)                                    520.30
           Regular Deposits (Charter)                                  1,461.38
           Regular Deposits (Corporate)                               18,269.07
           Other  Deposit (Preschool)                                        --
           Interest                                                    1,301.65
           Interest on LTC Acct                                              --
           Voids                                                             --
                                                                  -------------
Daily Cash In:                                                    $  321,422.85
                                                                  =============

Cash Out:  Preschool A/P                                          $  326,632.67
           Charter A/P                                                 6,351.75
           Private A/P                                                18,301.87
           Corporate A/P                                             230,263.63
           TesseracT Payroll                                          72,287.03
           Preschool Payroll                                         336,232.75
           Charter Payroll                                            14,473.28
           College PR                                                        --
           Preschool NSF                                               3,142.68
           Medical Claims                                                    --
           Banking Fees                                               12,843.82
           LTC Payment                                                       --
           LTC Fees                                                          --
                                                                  -------------
Daily Cash Out:                                                   $1,020,529.48
                                                                  =============

Net Cash In/Out:                                                  $ (699,106.63)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $2,543,854.48
                                                                  =============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                       $    42,311.06
                                                                 --------------

Cash In:   Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Private)                                    520.30
           Regular Deposits (Charter)                                  1,461.38
           Regular Deposits (Corporate)                               18,269.07
           Interest                                                    1,301.65
                                                                 --------------
Daily Cash In:                                                   $    21,552.40
                                                                 ==============

Cash Out:  Charter A/P                                                 6,351.75
           Private A/P                                                18,301.87
           Corporate A/P                                             230,263.63
           Corporate A/P (allocated to Sunrise)                     (115,131.82)
           TesseracT Payroll                                          72,287.03
           Charter Payroll                                            14,473.28
           Medical Claims                                                    --
           Banking Fees                                               12,843.82
           LTC Payment                                                       --
           Voids                                                             --
                                                                 --------------
Daily Cash Out:                                                  $   239,389.56
                                                                 ==============

Net Cash In/Out:                                                 $  (217,837.16)
                                                                 --------------

ENDING FUNDS AVAILABLE:                                          $  (175,526.10)
                                                                 ==============

                                CORPORATE COMPANY
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                                    AUDIT
CHECK NUMBER           VENDOR ID       VENDOR CHECK NAME              CHECK DATE   CHECKBOOK ID   TRAIL CODE       AMOUNT
------------           ---------       -----------------              ----------   ------------   ----------       ------
200012990              CAVBRY000-B     BRYAN CAVE LLP                  8/1/2001     OPERATING2   PMCHK00000298   $59,807.61
200012991              CT0COR000-B     CT CORPORATION SYSTEM           8/3/2001     OPERATING2   PMCHK00000299      $530.00
200012992              FEDEXP000-B     FEDERAL EXPRESS                 8/3/2001     OPERATING2   PMCHK00000299      $122.72
200012993              SNELDO000-B     DOUG SNELL                      8/3/2001     OPERATING2   PMCHK00000299    $1,031.20
200012994              THEHAR000-B     THE HARTFORD                    8/3/2001     OPERATING2   PMCHK00000299    $7,753.16
200012995              WELFAR003-B     WELLS FARGO (MN)                8/3/2001     OPERATING2   PMCHK00000299      $731.29
200012996              RIVJUD000-B     JUDI RIVERA                     8/6/2001     OPERATING2   PMCHK00000300      $400.00
200012997              CIGNA000-B      CIGNA                           8/6/2001     OPERATING2   PMCHK00000301    $2,636.46
200012998              CONGEN000-B     CONNECTICUT GENERAL LIFE        8/6/2001     OPERATING2   PMCHK00000301   $43,737.70
200012999              CONGENLIF-B     CONNECTICUT GENERAL LIFE-DENT   8/6/2001     OPERATING2   PMCHK00000301    $1,001.43
200013000              MAN FIN000-B    MANULIFE FINANCIAL              8/6/2001     OPERATING2   PMCHK00000301    $3,323.22
200013001              BONJAM000-B     JAMES BONFIGLIO                 8/7/2001     OPERATING2   PMCHK00000302    $2,925.00
200013002              FEDEXP000-B     FEDERAL EXPRESS                 8/7/2001     OPERATING2   PMCHK00000302      $367.80
200013003              LYN000000-B     LYNCH,MICHAEL                   8/7/2001     OPERATING2   PMCHK00000302      $291.25
200013004              CHAKRI000-B     KRISTIE CHAN                    8/8/2001     OPERATING2   PMCHK00000303      $160.00
200013005              KUTROC000-B     KUTAK ROCK                      8/9/2001     OPERATING2   PMCHK00000304      $197.50
200013006              MAN FIN000-B    MANULIFE FINANCIAL              8/9/2001     OPERATING2   PMCHK00000304    $1,137.18
200013007              TAHINC000-B     TAHER, INC                      8/9/2001     OPERATING2   PMCHK00000304    $5,602.84
200013008              ST.GEO000-B     ST. GEORGE FELLOWSHIP HALL     8/13/2001     OPERATING2   PMCHK00000305    $2,982.70
200013009              ARC000000-B     ARC                            8/14/2001     OPERATING2   PMCHK00000306       $67.68
200013010              FENJAN000-B     JANE FENNELLY                  8/14/2001     OPERATING2   PMCHK00000306      $656.89
200013011              ENGBER000-B     ENGELMAN BERGER,P.C.           8/16/2001     OPERATING2   PMCHK00000307    $5,792.20
200013012              MARWEE000-B     MARISCAL,WEEKS,MCINTYRE        8/16/2001     OPERATING2   PMCHK00000307   $29,532.32
200013013              FEDEXP000-B     FEDERAL EXPRESS                8/21/2001     OPERATING2   PMCHK00000308      $269.30
200013014              IMPFIN000-B     IMPERIAL FINANCIAL PRINTING    8/21/2001     OPERATING2   PMCHK00000308      $564.00
200013015              SPEINC000-B     SPECTERA, INC.                 8/21/2001     OPERATING2   PMCHK00000308      $908.30
200013016              IMPFIN000-B     IMPERIAL FINANCIAL PRINTING    8/22/2001     OPERATING2   PMCHK00000309      $190.00
200013017              MAN FIN000-B    MANULIFE FINANCIAL             8/22/2001     OPERATING2   PMCHK00000309    $1,137.18
200013018              LYN000000-B     LYNCH,MICHAEL                  8/22/2001     OPERATING2   PMCHK00000310      $970.64
200013019              KP0LIM000-B     KP LIMITED INC                 8/22/2001     OPERATING2   PMCHK00000311    $4,112.33
200013020              KP0LIM000-B     KP LIMITED INC                 8/22/2001     OPERATING2   PMCHK00000311    $4,801.00
200013021              KP0LIM000-B     KP LIMITED INC                 8/22/2001     OPERATING2   PMCHK00000311    $4,168.37
200013022              KP0LIM000-B     KP LIMITED INC                 8/22/2001     OPERATING2   PMCHK00000311    $2,922.35
200013023              CIGEMP000-B     CIGNA EMPLOYEE BENE-PPO        8/24/2001     OPERATING2   PMCHK00000312    $2,306.90
200013024              CONGEN000-B     CONNECTICUT GENERAL LIFE       8/24/2001     OPERATING2   PMCHK00000312   $39,078.48
200013025              CONGENLIF-B     CONNECTICUT GENERAL LIFE-DENT  8/24/2001     OPERATING2   PMCHK00000312    $2,877.08
200013026              AA AMRDEV000-B  AA AMERICNA DEVELOPMENT CORP   8/27/2001     OPERATING2   PMCHK00000313    $6,400.00
200013027              FEDEXP000-B     FEDERAL EXPRESS                8/27/2001     OPERATING2   PMCHK00000313       $84.71
200013028              KUTROC000-B     KUTAK ROCK                     8/27/2001     OPERATING2   PMCHK00000313      $440.00
200013029              RIVJUD000-B     JUDI RIVERA                    8/27/2001     OPERATING2   PMCHK00000313      $350.00
200013030              ARC000000-B     ARC                            8/28/2001     OPERATING2   PMCHK00000314    $4,020.38
200013031              FEDEXP000-B     FEDERAL EXPRESS                8/28/2001     OPERATING2   PMCHK00000314       $49.66
200013032              FEDEXP000-B     FEDERAL EXPRESS                8/28/2001     OPERATING2   PMCHK00000314       $47.32
200013033              WELFAR003-B     WELLS FARGO (MN)               8/28/2001     OPERATING2   PMCHK00000314      $741.90
200013034              LYN000000-B     LYNCH,MICHAEL                  8/28/2001     OPERATING2   PMCHK00000315      $347.17
200013035              LYN000000-B     LYNCH,MICHAEL                  8/30/2001     OPERATING2   PMCHK00000316      $700.00
200013037              NOPOOO000-B     MIKE NOPPENBERG                8/31/2001     OPERATING2   PMCHK00000318      $290.28
REMIT000000000000109   EDUCOR000-B     EDUCORP PROPERTIES, INC        8/16/2001                  PMCHK00000307        $0.00
REMIT000000000000110   EDUINV000-B     EDUCATION PROPERTY INVESTORS   8/16/2001                  PMCHK00000307        $0.00
REMIT000000000000111   SILGOL000-B     SILVER GOLUB & TEITELL         8/16/2001                  PMCHK00000307        $0.00
                                                                                                                -----------
Total Checks: 50                                                                       Total Amount of Checks:  $248,565.50
                                                                                                                ===========

                                 OWNED CHARTERS
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                                         AUDIT
CHECK NUMBER           VENDOR ID       VENDOR CHECK NAME                  CHECK DATE    CHECKBOOK ID   TRAIL CODE       AMOUNT
------------           ---------       -----------------                  ----------    ------------   ----------       ------
800050526              THEREH000-B     THERAPY REHABILITATION SERVICE      8/9/2001       OPERATING   PMCHK00000090    $4,770.00
800050527              KP0LIM000-B     KP LIMITED INC                     8/22/2001       OPERATING   PMCHK00000091    $1,581.75
REMIT000000000000002   AT&T78522-B     AT&T - 78522                        8/9/2001                   PMCHK00000090        $0.00
                                                                                                                       ---------
Total Checks:       3                                                                       Total Amount of Checks:    $6,351.75
                                                                                                                       =========

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